UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 25, 2017

(Date of earliest event reported)

Asure Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20008 (Commission File Number)	74-2415696 (IRS Employer Identification Number)

110 Wild Basin Rd., Suite 100, Austin, TX (Address of principal executive offices)		78746 (Zip Code)

512-437-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Equity Purchase Agreement

On May 25, 2017, we entered into an equity purchase agreement (the “Equity Purchase Agreement”) with iSystems Holdings, LLC, a Delaware limited liability company (“Seller”), and iSystems Intermediate Holdco, Inc., a Delaware corporation (“iSystems”), pursuant to which we acquired 100% of the outstanding equity interests of iSystems for an aggregate purchase price of $55,000,000, subject to adjustment as provided in the Equity Purchase Agreement. The aggregate purchase price consists of (i) $32,000,000 in cash, subject to adjustment, (ii) a secured subordinated promissory note (“iSystems Note”) in the principal amount of $5,000,000, subject to adjustment, and (iii) 1,526,332 shares of unregistered common stock valued at $18,000,000 based on a volume-weighted average of the closing prices of our common stock during a 90-day period. The iSystems Note bears interest at an annual rate of 3.5% and matures on May 25, 2019. The unpaid principal and all accrued interest under the promissory note is payable in two installments of $2.5 million on May 25, 2018 and May 25, 2019, subject to adjustment. The Equity Purchase Agreement contains certain customary representations, warranties, indemnities and covenants.

To finance the iSystems acquisition, we amended and restated our existing credit agreement with Wells Fargo Bank, National Association, as administrative agent (the “Restated Credit Agreement”) to add an additional term loan in the amount of approximately $40,000,000, of which we borrowed approximately $32,000,000 to complete the iSystems acquisition.

In connection with the iSystems acquisition, we also entered into an investor rights agreement (the “Investor Rights Agreement”) with the Seller. Pursuant to the terms of the Investor Rights Agreement, until May 2018, the holders of the registrable securities received in connection with the acquisition have agreed not to directly or indirectly transfer, sell, make any short sale or otherwise dispose of any of our equity securities and not to vote any of our equity securities or solicit proxies other than in favor of each director that our board recommends for election, against any director that our board has not nominated for election, and in accordance with the recommendation of our board on any other matters, subject to certain exceptions. In addition, under the Investor Rights Agreement, holders of the registrable securities have demand registration rights which allow a registration statement to be filed on or about March 31, 2018 and piggyback registration rights which become effective in May 2018. In addition, under the terms of the Investor Rights Agreement, such holders have the right to nominate one director to our board of directors until the first date that the holders of the registrable securities no longer hold more than the lesser of (x) 5% of our outstanding common stock (as equitably adjusted for any stock splits, stock combinations, reorganizations, exchanges, merger, recapitalizations or similar transaction after the date hereof) and (y) 90% of the shares of our common stock held by such holders as of May 25, 2017. The director nominee initially appointed by the holders will be Daniel Gill and our board will appoint him to serve as a director on June 6, 2017.  Mr. Gill is a founder and a co-managing partner of Silver Oak Services Partners, a private equity firm focused exclusively on business, healthcare and consumer services companies in the middle market. In 2014 Silver Oak acquired iSystems, LLC (currently, a wholly owned subsidiary of iSystems) and Mr. Gill served on the board of directors of iSystems, LLC.

The foregoing description of the Equity Purchase Agreement, the Investor Rights Agreement and iSystems Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Purchase Agreement, the Investor Rights Agreement and iSystems Note, copies of which are filed as Exhibits 10.1, 10.2 and 4.1, respectively, hereto and incorporated herein by reference.

Amended and Restated Credit Agreement

On May 25, 2017, we entered into an amended and restated credit agreement (the “Restated Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, and the lenders that are parties thereto, amending and restating the terms of the Credit Agreement dated as of March 20, 2014, as amended.

The Restated Credit Agreement provides for an increase in the aggregate principal amount of total commitments from approximately $32,714,000 to $75,000,000. This increase includes an additional term loan commitment of approximately $40,286,000 and an additional revolver commitment of $2,000,000.

The Restated Credit Agreement amends the applicable margin rates for determining the interest rate payable on outstanding loans as follows:

Leverage Ratio	First Out Base Rate Margin	First Out LIBOR Rate Margin	Last Out Base Rate Margin	Last Out LIBOR Rate Margin
< 3.25:1	2.00 Percentage Points	3.00 Percentage Points	7.00 Percentage Points	8.00 Percentage Points
> 3.25:1	2.50 Percentage Points	3.50 Percentage Points	7.50 Percentage Points	8.50 Percentage Points

The outstanding principal amount of the term loan is payable in equal installments of $875,000 beginning on September 30, 2017 and the last day of each fiscal quarter thereafter. The outstanding principal balance and all accrued and unpaid interest on the term loan is due on May 25, 2022.

The Restated Credit Agreement also:

•                  amends our leverage ratio covenant to increase the maximum ratio to 5.75:1 at June 30, 2017, stepping down to 3.25:1 at June 30, 2020 and each quarter-end thereafter;

•                  amends our fixed charge coverage ratio to be not less than 1.35:1 at June 30, 2017 and September 30, 2017, not less than 1.45:1 at December 31, 2017, and not less than 1.50:1 beginning with the quarter ending March 31, 2018 and each quarter-end thereafter; and

•                  adds a TTM recurring revenue covenant, requiring software-as-a-service, hardware-as-a-service and cloud subscription and maintenance support revenues to be at least $41,000,000 at June 30, 2017 and stepping up to $60,500,000 at June 30, 2022 and each quarter-end thereafter.

The foregoing description of the Restated Credit Agreement does not summarize or include all terms relating to the Restated Credit Agreement, and is qualified in its entirety by reference to the full text of the Restated Credit Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under “Equity Purchase Agreement” in Item 1.01 is incorporated herein by reference in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under “Amended and Restated Credit Agreement” in Item 1.01 is incorporated herein by reference in its entirety.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under “Equity Purchase Agreement” in Item 1.01 is incorporated herein by reference in its entirety.

The issuance and sale of the shares of our common stock in connection with the iSystems acquisition are exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder.

Item 8.01.  Other Events.

On May 25, 2017 we entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Compass HRM, Inc. (“Compass”) and the sellers and seller representative named therein, pursuant to which the sellers sold 100% of the outstanding shares of capital stock of Compass to us for an aggregate purchase price of $6,000,000, subject to adjustment as provided in the Stock Purchase Agreement. The aggregate purchase price consists of $4,500,000 in cash and a subordinated promissory note (“Compass Note”) in the principal amount of $1,500,000, subject to adjustment. The Compass Note bears interest at an annual rate of 2.0% and matures on May 25, 2022. The Compass Note is payable in five annual installments of $300,000 on the anniversary of the closing date, subject to adjustment. Compass is headquartered in Tampa, Florida, and provides cloud-based human resource management software, including payroll, benefits, time and attendance, and performance management.

To finance the Compass acquisition, we incurred approximately $4,500,000 of additional indebtedness pursuant to an additional term loan under our Restated Credit Agreement.

The foregoing description of the Stock Purchase Agreement and Compass Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement and Compass Note, copies of which are filed as Exhibits 99.5 and 4.2, respectively, hereto and incorporated herein by reference.

On May 25, 2017, we issued a press release announcing the iSystems and Compass acquisitions, the Restated Credit Agreement and the commencement of a registered public offering of our common stock. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The audited consolidated financial statements of iSystems Holdings, LLC and Subsidiaries as of December 31, 2016 and 2015 and for the years then ended and the unaudited consolidated financial statements of iSystems Holdings, LLC and Subsidiaries as of March 31, 2017 and 2016 and for each of the three months then ended are filed as Exhibits 99.2 and 99.3, respectively, hereto and incorporated herein by reference.

(b)  Pro Forma Financial Information.

Our unaudited pro forma condensed combined financial information of Asure Software, Inc., after giving effect to the iSystems acquisition and the borrowings under the Restated Credit Agreement, is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

(d)   Exhibits

Exhibit No.	Description

4.1	Secured Subordinated Promissory Note in the principal amount of $5,000,000 dated May 25 , 2017 from Asure Software, Inc. to iSystems Holdings, LLC.

4.2	Subordinated Promissory Note in the principal amount of $1,500,000 dated May 25, 2017 from Asure Software, Inc. to Jonathan Gibbons, as Sellers’ Representative.

10.1	Equity Purchase Agreement, dated as of May 25, 2017, among Asure Software, Inc., iSystems Holdings, LLC and iSystems Intermediate Holdco, Inc.

10.2	Investor Rights Agreement dated as of May 25, 2017 by and between Asure Software, Inc., iSystems Holdings, LLC and each other Person who becomes a party thereto pursuant to Section 13(f) thereof.

10.3

Amended and Restated Credit Agreement, dated as of May 25, 2017, by and among the lenders identified on the signature pages thereof, Wells Fargo Bank, National Association, as administrative agent, and Asure Software, Inc.

23.1	Consent of RSM US LLP.

99.1	Press Release dated May 25, 2017.

99.2	Audited consolidated financial statements of iSystems Holdings, LLC and Subsidiaries as of and for the years ended December 31, 2016 and 2015.

99.3	Unaudited consolidated financial statements of iSystems Holdings, LLC and Subsidiaries as of and for the three months ended March 31, 2017 and March 31, 2016.

99.4	Unaudited pro forma condensed combined financial statements of Asure Software, Inc.

99.5

Stock Purchase Agreement, dated as of May 25, 2017 among Asure Software, Inc., Compass HRM, Inc., John F. Gibbons, Jonathan S. Gibbons, Joshua Gibbons, and Jonathan S. Gibbons as Seller Representative.

Cautionary Statement Regarding Forward-Looking Statements

This Report contains forward-looking statements that involve risks and uncertainties. These statements relate to future periods, future events or our future operating or financial performance. All statements other than statements of historical fact, including statements identified by words such as “may,” “will,” “could,” “expect,” “anticipate,” “continue,” “plan,” “intend,” “estimate,” “project,” “believe” and similar expressions or variations, are forward-looking statements. Forward-looking statements include but are not limited to statements regarding our strategy, future operations, financial condition, results of operations, projected costs, and plans and objectives of management. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the risks and uncertainties described in our reports and filings with the Securities and Exchange Commission. We undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances that occur after the date on which the statement is made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: May 26, 2017	By:	/s/ Brad Wolfe
Brad Wolfe
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Secured Subordinated Promissory Note in the principal amount of $5,000,000 dated May 25, 2017 from Asure Software, Inc. to iSystems Holdings, LLC.

4.2	Subordinated Promissory Note in the principal amount of $1,500,000 dated May 25, 2017 from Asure Software, Inc. to Jonathan Gibbons, as Sellers’ Representative.

10.1	Equity Purchase Agreement, dated as of May 25, 2017, among Asure Software, Inc., iSystems Holdings, LLC and iSystems Intermediate Holdco, Inc.

10.2	Investor Rights Agreement dated as of May 25, 2017 by and between Asure Software, Inc., iSystems Holdings, LLC and each other Person who becomes a party thereto pursuant to Section 13(f).

10.3

Amended and Restated Credit Agreement, dated as of May 25, 2017, by and among the lenders identified on the signature pages thereof, Wells Fargo Bank, National Association, as administrative agent, and Asure Software, Inc.

23.1	Consent of RSM US LLP.

99.1	Press Release dated May 25, 2017.

99.2	Audited consolidated financial statements of iSystems Holdings, LLC and Subsidiaries as of and for the years ended December 31, 2016 and 2015.

99.3	Unaudited consolidated financial statements of iSystems Holdings, LLC and Subsidiaries as of and for the three months ended March 31, 2017 and March 31, 2016.

99.4	Unaudited pro forma condensed combined financial statements of Asure Software, Inc.

99.5

Stock Purchase Agreement, dated as of May 25, 2017 among Asure Software, Inc., Compass HRM, Inc., John F. Gibbons, Jonathan S. Gibbons, Joshua Gibbons, and Jonathan S. Gibbons as Seller Representative.